                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS,  that the  undersigned,  constitutes and appoints  Robert G. Zack,  Mitchell J. Lindauer and Kathleen T. Ives each as my true and lawful  attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for me and in my  capacity  as a  Director  or  Trustee of
Centennial   California   Tax-Exempt   Trust,   Centennial   Government   Trust,
Centennial   Money  Market  Trust,   Centennial  New  York   Tax-Exempt   Trust,
Centennial  Tax-Exempt Trust,  Oppenheimer  Capital Income Fund Oppenheimer Cash
Reserves,  Oppenheimer  Champion  Income Fund,  Oppenheimer  Commodity  Strategy
Total Return Fund,  Oppenheimer Equity Fund, Inc.,  Oppenheimer Integrity Funds,
Oppenheimer  International Bond Fund, Oppenheimer  Limited-Term Government Fund,
Oppenheimer Main Street Funds,  Inc.,  Oppenheimer Main Street Opportunity Fund,
Oppenheimer Main Street Small Cap Fund,  Oppenheimer  Master  Event-Linked  Bond
Fund,  LLC,  Oppenheimer  Master  Loan Fund  LLC,  Oppenheimer  Municipal  Fund,
Oppenheimer  Portfolio Series Fixed Income Active  Allocation Fund,  Oppenheimer
Principal   Protected   Trust,   Oppenheimer   Principal   Protected  Trust  II,
Oppenheimer  Principal  Protected  Trust III,  Oppenheimer  Senior Floating Rate
Fund,  Oppenheimer  Strategic Income Fund,  Oppenheimer  Variable Account Funds,
Panorama  Series  Fund,  Inc (the  "Funds"),  to sign on my  behalf  any and all
Registration   Statements   (including   any   post-effective    amendments   to
Registration  Statements)  under the  Securities  Act of 1933 and the Investment
Company  Act  of  1940,  as  applicable,  and  any  amendments  and  supplements thereto, and proxy statements or other documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection therewith,  with the U.S.  Securities  and Exchange  Commission,  granting  unto said  attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform  each and every act and thing  requisite  and  necessary to be done in and about the  premises,  as fully as to all intents  and  purposes as I might or could do in  person,  hereby  ratifying  and  confirming  all that said attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 21st day of May, 2008

/s/ William L. Armstrong
William L. Armstrong

Witness: /s/Kathleen T. Ives
        Kathleen T. Ives,
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS,  that the  undersigned,  constitutes and appoints  Robert G. Zack,  Mitchell J. Lindauer and Kathleen T. Ives each as my true and lawful  attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for me and in my  capacity  as a  Director  or  Trustee of
Centennial   California   Tax-Exempt   Trust,   Centennial   Government   Trust,
Centennial   Money  Market  Trust,   Centennial  New  York   Tax-Exempt   Trust,
Centennial  Tax-Exempt Trust,  Oppenheimer  Capital Income Fund Oppenheimer Cash
Reserves,  Oppenheimer  Champion  Income Fund,  Oppenheimer  Commodity  Strategy
Total Return Fund,  Oppenheimer Equity Fund, Inc.,  Oppenheimer Integrity Funds,
Oppenheimer  International Bond Fund, Oppenheimer  Limited-Term Government Fund,
Oppenheimer Main Street Funds,  Inc.,  Oppenheimer Main Street Opportunity Fund,
Oppenheimer Main Street Small Cap Fund,  Oppenheimer  Master  Event-Linked  Bond
Fund,  LLC,  Oppenheimer  Master  Loan Fund  LLC,  Oppenheimer  Municipal  Fund,
Oppenheimer  Portfolio Series Fixed Income Active  Allocation Fund,  Oppenheimer
Principal   Protected   Trust,   Oppenheimer   Principal   Protected  Trust  II,
Oppenheimer  Principal  Protected  Trust III,  Oppenheimer  Senior Floating Rate
Fund,  Oppenheimer  Strategic Income Fund,  Oppenheimer  Variable Account Funds,
Panorama  Series  Fund,  Inc (the  "Funds"),  to sign on my  behalf  any and all
Registration   Statements   (including   any   post-effective    amendments   to
Registration  Statements)  under the  Securities  Act of 1933 and the Investment
Company  Act  of  1940,  as  applicable,  and  any  amendments  and  supplements thereto, and proxy statements or other documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection therewith,  with the U.S.  Securities  and Exchange  Commission,  granting  unto said  attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform  each and every act and thing  requisite  and  necessary to be done in and about the  premises,  as fully as to all intents  and  purposes as I might or could do in  person,  hereby  ratifying  and  confirming  all that said attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 21st day of May, 2008

/s/George C. Bowen
George C. Bowen

Witness: /s/Kathleen T. Ives
        Kathleen T. Ives,
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS,  that the  undersigned,  constitutes and appoints  Robert G. Zack,  Mitchell J. Lindauer and Kathleen T. Ives each as my true and lawful  attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for me and in my  capacity  as a  Director  or  Trustee of
Centennial   California   Tax-Exempt   Trust,   Centennial   Government   Trust,
Centennial   Money  Market  Trust,   Centennial  New  York   Tax-Exempt   Trust,
Centennial  Tax-Exempt Trust,  Oppenheimer  Capital Income Fund Oppenheimer Cash
Reserves,  Oppenheimer  Champion  Income Fund,  Oppenheimer  Commodity  Strategy
Total Return Fund,  Oppenheimer Equity Fund, Inc.,  Oppenheimer Integrity Funds,
Oppenheimer  International Bond Fund, Oppenheimer  Limited-Term Government Fund,
Oppenheimer Main Street Funds,  Inc.,  Oppenheimer Main Street Opportunity Fund,
Oppenheimer Main Street Small Cap Fund,  Oppenheimer  Master  Event-Linked  Bond
Fund,  LLC,  Oppenheimer  Master  Loan Fund  LLC,  Oppenheimer  Municipal  Fund,
Oppenheimer  Portfolio Series Fixed Income Active  Allocation Fund,  Oppenheimer
Principal   Protected   Trust,   Oppenheimer   Principal   Protected  Trust  II,
Oppenheimer  Principal  Protected  Trust III,  Oppenheimer  Senior Floating Rate
Fund,  Oppenheimer  Strategic Income Fund,  Oppenheimer  Variable Account Funds,
Panorama  Series  Fund,  Inc (the  "Funds"),  to sign on my  behalf  any and all
Registration   Statements   (including   any   post-effective    amendments   to
Registration  Statements)  under the  Securities  Act of 1933 and the Investment
Company  Act  of  1940,  as  applicable,  and  any  amendments  and  supplements thereto, and proxy statements or other documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection therewith,  with the U.S.  Securities  and Exchange  Commission,  granting  unto said  attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform  each and every act and thing  requisite  and  necessary to be done in and about the  premises,  as fully as to all intents  and  purposes as I might or could do in  person,  hereby  ratifying  and  confirming  all that said attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 21st day of May, 2008

/s/ Edward Cameron
Edward Cameron

Witness: /s/Kathleen T. Ives
        Kathleen T. Ives,
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS,  that the  undersigned,  constitutes and appoints  Robert G. Zack,  Mitchell J. Lindauer and Kathleen T. Ives each as my true and lawful  attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for me and in my  capacity  as a  Director  or  Trustee of
Centennial   California   Tax-Exempt   Trust,   Centennial   Government   Trust,
Centennial   Money  Market  Trust,   Centennial  New  York   Tax-Exempt   Trust,
Centennial  Tax-Exempt Trust,  Oppenheimer  Capital Income Fund Oppenheimer Cash
Reserves,  Oppenheimer  Champion  Income Fund,  Oppenheimer  Commodity  Strategy
Total Return Fund,  Oppenheimer Equity Fund, Inc.,  Oppenheimer Integrity Funds,
Oppenheimer  International Bond Fund, Oppenheimer  Limited-Term Government Fund,
Oppenheimer Main Street Funds,  Inc.,  Oppenheimer Main Street Opportunity Fund,
Oppenheimer Main Street Small Cap Fund,  Oppenheimer  Master  Event-Linked  Bond
Fund,  LLC,  Oppenheimer  Master  Loan Fund  LLC,  Oppenheimer  Municipal  Fund,
Oppenheimer  Portfolio Series Fixed Income Active  Allocation Fund,  Oppenheimer
Principal   Protected   Trust,   Oppenheimer   Principal   Protected  Trust  II,
Oppenheimer  Principal  Protected  Trust III,  Oppenheimer  Senior Floating Rate
Fund,  Oppenheimer  Strategic Income Fund,  Oppenheimer  Variable Account Funds,
Panorama  Series  Fund,  Inc (the  "Funds"),  to sign on my  behalf  any and all
Registration   Statements   (including   any   post-effective    amendments   to
Registration  Statements)  under the  Securities  Act of 1933 and the Investment
Company  Act  of  1940,  as  applicable,  and  any  amendments  and  supplements thereto, and proxy statements or other documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection therewith,  with the U.S.  Securities  and Exchange  Commission,  granting  unto said  attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform  each and every act and thing  requisite  and  necessary to be done in and about the  premises,  as fully as to all intents  and  purposes as I might or could do in  person,  hereby  ratifying  and  confirming  all that said attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 21st day of May, 2008

/s/Jon S. Fossel
Jon S. Fossel

Witness: /s/Kathleen T. Ives
        Kathleen T. Ives,
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS,  that the  undersigned,  constitutes and appoints  Robert G. Zack,  Mitchell J. Lindauer and Kathleen T. Ives each as my true and lawful  attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for me and in my  capacity  as a  Director  or  Trustee of
Centennial   California   Tax-Exempt   Trust,   Centennial   Government   Trust,
Centennial   Money  Market  Trust,   Centennial  New  York   Tax-Exempt   Trust,
Centennial  Tax-Exempt Trust,  Oppenheimer  Capital Income Fund Oppenheimer Cash
Reserves,  Oppenheimer  Champion  Income Fund,  Oppenheimer  Commodity  Strategy
Total Return Fund,  Oppenheimer Equity Fund, Inc.,  Oppenheimer Integrity Funds,
Oppenheimer  International Bond Fund, Oppenheimer  Limited-Term Government Fund,
Oppenheimer Main Street Funds,  Inc.,  Oppenheimer Main Street Opportunity Fund,
Oppenheimer Main Street Small Cap Fund,  Oppenheimer  Master  Event-Linked  Bond
Fund,  LLC,  Oppenheimer  Master  Loan Fund  LLC,  Oppenheimer  Municipal  Fund,
Oppenheimer  Portfolio Series Fixed Income Active  Allocation Fund,  Oppenheimer
Principal   Protected   Trust,   Oppenheimer   Principal   Protected  Trust  II,
Oppenheimer  Principal  Protected  Trust III,  Oppenheimer  Senior Floating Rate
Fund,  Oppenheimer  Strategic Income Fund,  Oppenheimer  Variable Account Funds,
Panorama  Series  Fund,  Inc (the  "Funds"),  to sign on my  behalf  any and all
Registration   Statements   (including   any   post-effective    amendments   to
Registration  Statements)  under the  Securities  Act of 1933 and the Investment
Company  Act  of  1940,  as  applicable,  and  any  amendments  and  supplements thereto, and proxy statements or other documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection therewith,  with the U.S.  Securities  and Exchange  Commission,  granting  unto said  attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform  each and every act and thing  requisite  and  necessary to be done in and about the  premises,  as fully as to all intents  and  purposes as I might or could do in  person,  hereby  ratifying  and  confirming  all that said attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 21st day of May, 2008

/s/Sam Freedman
Sam Freedman

Witness: /s/Kathleen T. Ives
        Kathleen T. Ives,
        Assistant Secretary

                               POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS,  that the  undersigned,  constitutes and appoints  Robert G. Zack,  Mitchell J. Lindauer and Kathleen T. Ives each as my true and lawful  attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for me and in my  capacity  as a  Director  or  Trustee of
Centennial   California   Tax-Exempt   Trust,   Centennial   Government   Trust,
Centennial   Money  Market  Trust,   Centennial  New  York   Tax-Exempt   Trust,
Centennial   Tax-Exempt   Trust,   Oppenheimer   Integrity  Funds,   Oppenheimer
Limited-Term  Government Fund,  Oppenheimer Master  Event-Linked Bond Fund, LLC,
Oppenheimer  Master Loan Fund LLC,  Oppenheimer  Portfolio  Series  Fixed Income
Active  Allocation Fund,  Oppenheimer  Principal  Protected  Trust,  Oppenheimer
Principal  Protected  Trust  II,  Oppenheimer  Principal  Protected  Trust  III,
Oppenheimer  Senior  Floating  Rate  Fund,   Panorama  Series  Fund,  Inc.  (the
"Funds"),  to sign on my behalf any and all Registration  Statements  (including any post-effective  amendments to Registration  Statements) under the Securities
Act of 1933 and the  Investment  Company  Act of 1940,  as  applicable,  and any amendments and supplements  thereto,  and proxy statements or other documents in connection  thereunder,  and to file the same,  with all exhibits  thereto,  and other documents in connection  therewith,  with the U.S. Securities and Exchange
Commission,  granting unto said  attorneys-in-fact and agents, and each of them, full  power  and  authority  to do and  perform  each and  every  act and  thing requisite  and  necessary to be done in and about the  premises,  as fully as to all intents  and  purposes  as I might or could do in person,  hereby  ratifying and confirming  all that said  attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 21st day of May, 2008

/s/ Richard F. Grabish                    Witness: /s/Kathleen T. Ives
Richard F. Grabish                                   Kathleen T. Ives,
                                                     Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS,  that the  undersigned,  constitutes and appoints  Robert G. Zack,  Mitchell J. Lindauer and Kathleen T. Ives each as my true and lawful  attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for me and in my  capacity  as a  Director  or  Trustee of
Centennial   California   Tax-Exempt   Trust,   Centennial   Government   Trust,
Centennial   Money  Market  Trust,   Centennial  New  York   Tax-Exempt   Trust,
Centennial  Tax-Exempt Trust,  Oppenheimer  Capital Income Fund Oppenheimer Cash
Reserves,  Oppenheimer  Champion  Income Fund,  Oppenheimer  Commodity  Strategy
Total Return Fund,  Oppenheimer Equity Fund, Inc.,  Oppenheimer Integrity Funds,
Oppenheimer  International Bond Fund, Oppenheimer  Limited-Term Government Fund,
Oppenheimer Main Street Funds,  Inc.,  Oppenheimer Main Street Opportunity Fund,
Oppenheimer Main Street Small Cap Fund,  Oppenheimer  Master  Event-Linked  Bond
Fund,  LLC,  Oppenheimer  Master  Loan Fund  LLC,  Oppenheimer  Municipal  Fund,
Oppenheimer  Portfolio Series Fixed Income Active  Allocation Fund,  Oppenheimer
Principal   Protected   Trust,   Oppenheimer   Principal   Protected  Trust  II,
Oppenheimer  Principal  Protected  Trust III,  Oppenheimer  Senior Floating Rate
Fund,  Oppenheimer  Strategic Income Fund,  Oppenheimer  Variable Account Funds,
Panorama  Series  Fund,  Inc (the  "Funds"),  to sign on my  behalf  any and all
Registration   Statements   (including   any   post-effective    amendments   to
Registration  Statements)  under the  Securities  Act of 1933 and the Investment
Company  Act  of  1940,  as  applicable,  and  any  amendments  and  supplements thereto, and proxy statements or other documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection therewith,  with the U.S.  Securities  and Exchange  Commission,  granting  unto said  attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform  each and every act and thing  requisite  and  necessary to be done in and about the  premises,  as fully as to all intents  and  purposes as I might or could do in  person,  hereby  ratifying  and  confirming  all that said attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 21st day of May, 2008

/s/ Beverly H. Hamilton
Beverly L. Hamilton

Witness: /s/Kathleen T. Ives
        Kathleen T. Ives,
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS,  that the  undersigned,  constitutes and appoints  Robert G. Zack,  Mitchell J. Lindauer and Kathleen T. Ives each as my true and lawful  attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for me and in my  capacity  as a  Director  or  Trustee of
Centennial   California   Tax-Exempt   Trust,   Centennial   Government   Trust,
Centennial   Money  Market  Trust,   Centennial  New  York   Tax-Exempt   Trust,
Centennial  Tax-Exempt Trust,  Oppenheimer  Capital Income Fund Oppenheimer Cash
Reserves,  Oppenheimer  Champion  Income Fund,  Oppenheimer  Commodity  Strategy
Total Return Fund,  Oppenheimer Equity Fund, Inc.,  Oppenheimer Integrity Funds,
Oppenheimer  International Bond Fund, Oppenheimer  Limited-Term Government Fund,
Oppenheimer Main Street Funds,  Inc.,  Oppenheimer Main Street Opportunity Fund,
Oppenheimer Main Street Small Cap Fund,  Oppenheimer  Master  Event-Linked  Bond
Fund,  LLC,  Oppenheimer  Master  Loan Fund  LLC,  Oppenheimer  Municipal  Fund,
Oppenheimer  Portfolio Series Fixed Income Active  Allocation Fund,  Oppenheimer
Principal   Protected   Trust,   Oppenheimer   Principal   Protected  Trust  II,
Oppenheimer  Principal  Protected  Trust III,  Oppenheimer  Senior Floating Rate
Fund,  Oppenheimer  Strategic Income Fund,  Oppenheimer  Variable Account Funds,
Panorama  Series  Fund,  Inc (the  "Funds"),  to sign on my  behalf  any and all
Registration   Statements   (including   any   post-effective    amendments   to
Registration  Statements)  under the  Securities  Act of 1933 and the Investment
Company  Act  of  1940,  as  applicable,  and  any  amendments  and  supplements thereto, and proxy statements or other documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection therewith,  with the U.S.  Securities  and Exchange  Commission,  granting  unto said  attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform  each and every act and thing  requisite  and  necessary to be done in and about the  premises,  as fully as to all intents  and  purposes as I might or could do in  person,  hereby  ratifying  and  confirming  all that said attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 21st day of May, 2008

/s/ Robert J. Malone
Robert J. Malone

Witness: /s/Kathleen T. Ives
        Kathleen T. Ives,
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS,  that the  undersigned,  constitutes and appoints  Robert G. Zack,  Mitchell J. Lindauer and Kathleen T. Ives each as my true and lawful  attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for me and in my  capacity  as a  Director  or  Trustee of
Centennial   California   Tax-Exempt   Trust,   Centennial   Government   Trust,
Centennial   Money  Market  Trust,   Centennial  New  York   Tax-Exempt   Trust,
Centennial  Tax-Exempt Trust,  Oppenheimer  Capital Income Fund Oppenheimer Cash
Reserves,  Oppenheimer  Champion  Income Fund,  Oppenheimer  Commodity  Strategy
Total Return Fund,  Oppenheimer Equity Fund, Inc.,  Oppenheimer Integrity Funds,
Oppenheimer  International Bond Fund, Oppenheimer  Limited-Term Government Fund,
Oppenheimer Main Street Funds,  Inc.,  Oppenheimer Main Street Opportunity Fund,
Oppenheimer Main Street Small Cap Fund,  Oppenheimer  Master  Event-Linked  Bond
Fund,  LLC,  Oppenheimer  Master  Loan Fund  LLC,  Oppenheimer  Municipal  Fund,
Oppenheimer  Portfolio Series Fixed Income Active  Allocation Fund,  Oppenheimer
Principal   Protected   Trust,   Oppenheimer   Principal   Protected  Trust  II,
Oppenheimer  Principal  Protected  Trust III,  Oppenheimer  Senior Floating Rate
Fund,  Oppenheimer  Strategic Income Fund,  Oppenheimer  Variable Account Funds,
Panorama  Series  Fund,  Inc (the  "Funds"),  to sign on my  behalf  any and all
Registration   Statements   (including   any   post-effective    amendments   to
Registration  Statements)  under the  Securities  Act of 1933 and the Investment
Company  Act  of  1940,  as  applicable,  and  any  amendments  and  supplements thereto, and proxy statements or other documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection therewith,  with the U.S.  Securities  and Exchange  Commission,  granting  unto said  attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform  each and every act and thing  requisite  and  necessary to be done in and about the  premises,  as fully as to all intents  and  purposes as I might or could do in  person,  hereby  ratifying  and  confirming  all that said attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 21st day of May, 2008

/s/ F. William Marshall, Jr.
F. William Marshall, Jr.

Witness: /s/Kathleen T. Ives
        Kathleen T. Ives,
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS,  that the  undersigned,  constitutes and appoints  Robert G. Zack,  Mitchell J. Lindauer and Kathleen T. Ives each as my true and lawful  attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for me and in my  capacity  as a  Director  or  Trustee of
Centennial   California   Tax-Exempt   Trust,   Centennial   Government   Trust,
Centennial   Money  Market  Trust,   Centennial  New  York   Tax-Exempt   Trust,
Centennial  Tax-Exempt Trust,  Oppenheimer  Capital Income Fund Oppenheimer Cash
Reserves,  Oppenheimer  Champion  Income Fund,  Oppenheimer  Commodity  Strategy
Total Return Fund,  Oppenheimer Equity Fund, Inc.,  Oppenheimer Integrity Funds,
Oppenheimer  International Bond Fund, Oppenheimer  Limited-Term Government Fund,
Oppenheimer Main Street Funds,  Inc.,  Oppenheimer Main Street Opportunity Fund,
Oppenheimer Main Street Small Cap Fund,  Oppenheimer  Master  Event-Linked  Bond
Fund,  LLC,  Oppenheimer  Master  Loan Fund  LLC,  Oppenheimer  Municipal  Fund,
Oppenheimer  Portfolio Series Fixed Income Active  Allocation Fund,  Oppenheimer
Principal   Protected   Trust,   Oppenheimer   Principal   Protected  Trust  II,
Oppenheimer  Principal  Protected  Trust III,  Oppenheimer  Senior Floating Rate
Fund,  Oppenheimer  Strategic Income Fund,  Oppenheimer  Variable Account Funds,
Panorama  Series  Fund,  Inc (the  "Funds"),  to sign on my  behalf  any and all
Registration   Statements   (including   any   post-effective    amendments   to
Registration  Statements)  under the  Securities  Act of 1933 and the Investment
Company  Act  of  1940,  as  applicable,  and  any  amendments  and  supplements thereto, and proxy statements or other documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection therewith,  with the U.S.  Securities  and Exchange  Commission,  granting  unto said  attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform  each and every act and thing  requisite  and  necessary to be done in and about the  premises,  as fully as to all intents  and  purposes as I might or could do in  person,  hereby  ratifying  and  confirming  all that said attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 21st day of May, 2008

/s/ John V. Murphy
John V. Murphy

Witness: /s/Kathleen T. Ives
        Kathleen T. Ives,
        Assistant Secretary

                                   POWER OF ATTORNEY

            KNOW ALL MEN BY THESE PRESENTS,  that the  undersigned,  constitutes and appoints  Robert G. Zack,  Mitchell J. Lindauer and Kathleen T. Ives each as my true and lawful  attorney-in-fact  and agent, with full power of substitution and  resubstitution,  for me and in my  capacity  as a  Director  or  Trustee of
Centennial   California   Tax-Exempt   Trust,   Centennial   Government   Trust,
Centennial   Money  Market  Trust,   Centennial  New  York   Tax-Exempt   Trust,
Centennial  Tax-Exempt Trust,  Oppenheimer  Capital Income Fund Oppenheimer Cash
Reserves,  Oppenheimer  Champion  Income Fund,  Oppenheimer  Commodity  Strategy
Total Return Fund,  Oppenheimer Equity Fund, Inc.,  Oppenheimer Integrity Funds,
Oppenheimer  International Bond Fund, Oppenheimer  Limited-Term Government Fund,
Oppenheimer Main Street Funds,  Inc.,  Oppenheimer Main Street Opportunity Fund,
Oppenheimer Main Street Small Cap Fund,  Oppenheimer  Master  Event-Linked  Bond
Fund,  LLC,  Oppenheimer  Master  Loan Fund  LLC,  Oppenheimer  Municipal  Fund,
Oppenheimer  Portfolio Series Fixed Income Active  Allocation Fund,  Oppenheimer
Principal   Protected   Trust,   Oppenheimer   Principal   Protected  Trust  II,
Oppenheimer  Principal  Protected  Trust III,  Oppenheimer  Senior Floating Rate
Fund,  Oppenheimer  Strategic Income Fund,  Oppenheimer  Variable Account Funds,
Panorama  Series  Fund,  Inc (the  "Funds"),  to sign on my  behalf  any and all
Registration   Statements   (including   any   post-effective    amendments   to
Registration  Statements)  under the  Securities  Act of 1933 and the Investment
Company  Act  of  1940,  as  applicable,  and  any  amendments  and  supplements thereto, and proxy statements or other documents in connection  thereunder,  and to file the same, with all exhibits  thereto,  and other documents in connection therewith,  with the U.S.  Securities  and Exchange  Commission,  granting  unto said  attorneys-in-fact  and agents,  and each of them, full power and authority to do and perform  each and every act and thing  requisite  and  necessary to be done in and about the  premises,  as fully as to all intents  and  purposes as I might or could do in  person,  hereby  ratifying  and  confirming  all that said attorneys-in-fact  and agents,  and each of them, may lawfully do or cause to be done by virtue hereof.

Dated this 21st day of May, 2008

/s/ Brian W. Wixted
Brian W. Wixted

Witness: /s/Kathleen T. Ives
        Kathleen T. Ives,
        Assistant Secretary